Exhibit 10.14

编号: BJ-201802-002

No. BJ-201802-002

劳 动 合 同 书

Labor contract

(固定期限)

(Fixed term)

甲 方:数海信息技术有限公司

Party A: Shuhai Information Technology Co., Ltd

乙 方:刘志欣.

Party B: Liu Zhixin

签订日期:2018年02月11日

Signing Date: February 11 2018

甲方:数海信息技术有限公司

Party A: Shuhai Information Technology Co., Ltd

北京市丰台区星火路1号1幢11层11E1房间

Room E1, Floor 11, Building 1, No.1 of Xinghuo Rd, Fengtai District, Beijing

法定代表人:刘志欣

Legal representative: Liu Zhixin

乙方:姓名: Party B

Name Zhixin Liu

性别: 女

Sex: Female

住址(按户籍所在地填写):

Address: (According to the household registration address): Wuyi Road, Xinxiu District, Xianghe County, Langfang City, Hebei Province

邮政编码:

Zip code

所属街道办事处:

Subordinate to the street agency

实际住址:

Actual address: No.9 Apartment, Fengtai District, Beijing City

邮政编码:

Zip code

联系电话:

Contact:18600849987

身份证号码/护照号码:

ID card/Passport:230230198601020225

根据《中华人民共和国劳动合同法》和中国其他有关法律、法规,甲、乙双方(以下简称“双方”)在平等、自愿及相互协商之基础上签订本合同,。

According to the“Labor contract law of the People's Republic of China”and other relevant laws and regulations of China, both parties (hereinafter referred to as "both parties") on the basis of equality, voluntary and mutually agreed to sign this contract, and abide by the terms of this contract.

第一条:合同类别、期限及试用期

Category I: time limit and the probation period

1.1	合同类别及期限

1.1 Category and time limit of the contract

本合同为有固定期限的劳动合同。双方同意本合同期限为 3 年,自 2018 年 2 月 11 日开始至 2021 年 2 月 10 日为止。

1.1 This contract is a labor contract with a fixed term. The parties agree that the contract term is three years, from February 11, 2018 to February 10, 2021

1.2	双方试用期按照以下的第 (1) 条执行。

1.2 The probation period of two parties perform according to the following article (1).

(1)本合同生效后,即为正式劳动合同,无试用期。

After this contract comes into force, it becomes the formal labor contract, and there is no probation period

(2)从  年  月 日起至  年  月  日止,共  个月,为试用期。

Total of months from to , is the probation period.

第二条:工作内容、工作任务

Content II, task of the work

2.1聘用职位

2.1 Position

根据国家相关法律、法规和规定,甲方同意按本合同规定的条款,聘用乙方为甲方职员(具体职位见本合同附件一职位描述和职位考核标准);。乙方同意甲方可根据生产经营或工作上的需要或乙方的工作能力、业绩,变更乙方的职位和工作内容。

According to the relevant laws, regulations and provisions of the nation, party A agrees to the terms of this contract, employ party B as a staff of Party A (see the attachment 1 of the contract for job description and evaluation criteria for the specific position). Party B agreed to accept the position in accordance with the conditions. Party B agrees that party A may change the position and job responsibilities of Party B according to the needs of production and business operation or work or working ability performance of Party B.

2.2 工作任务

2.2 Work task

乙方同意甲方在聘用期限内根据需要安排乙方的工作任务。乙方必须按照甲方关于本职位工作任务和责任的要求,完成规定的数量、质量指标或工作任务。乙方的具体工作内容和工作目标见本合同附件一职位描述和职位考核标准。

Party B agrees that Party A will arrange party B's work task within the employment period according to the needs of the company. Party B must in accordance with the requirements of party A's work tasks and responsibilities about this position, complete the regulation number, quality indicators, or working task. The specific work content and work target of Party B to see the attachment of this contract for of a position description and evaluation criteria

2.3 乙方同意在本合同期限内,遵守以下条款:

2.3 Party B agrees to abide by the following terms and conditions during the term of this contract:

2.3.1在规定的工作时间内,将全部精力、能力和技术,仅用于履行本合同规定之义务上,除确保自身的工作达到岗位职责标准外,还应完成甲方为其安排的本岗位工作以外的临时工作,尽最大努力协助甲方达到或超过预期的商业计划;

2.3.1 Within the prescribed working time, Party B will use all energy, abilities, and technology, only for performing the obligations under the provisions of this contract except to ensure their work will achieve responsibility standard, still should finish this temporary job arranged by party A outside of their work, try our best to assist party A reach or exceed the expected business plan;

2.3.2遵守本合同的条款、有关法律法规和甲方的各项内部规章制度及工作纪律,服从甲方的安排和决定,不从事损害甲方利益的活动,不利用在甲方单位的地位和职权直接或间接地为自己或他人谋取私利;

2.3.2 Party B will comply with the provisions of this contract, the relevant laws and regulations, and the internal rules and regulations and work discipline of Party A, obey the arrangements and decisions of Party A, not engage in activities harmful to the interests of Party A, not use status and authority of Party A, and directly or indirectly gain favors for themselves or others.

2.3.3在本合同期限内,乙方不得直接或间接地从事任何与甲方正在从事或将要从事的经营活动类似的商业竞争活动,不得以任何形式损害甲方的权益,包括但不限于受雇于与甲方竞争的公司,从事竞争性的咨询或其他商业活动。乙方同意签署本合同附件四《知识产权保护及竞业禁止协议》。

During the term of this contract, Party B shall not directly or indirectly engage in any business activities similar to commercial competition activities of Party A, shall not damage interests of Party A in any form, including but not limited to the company employed in competition with Party A, engaged in competitive consultation or other business activities. Party B agreed to sign Annex 4 of this contract “Intellectual Property Rights Protection and Forbidden Agreement”.

第三条:职业培训

III. Vocational Training

3.1	甲方可以对乙方进行职业道德、业务技术和国家法律、法规以及甲方的各种规章制度 的教育培训甲方可视具体工作内容而定。乙方应积极参加并接受甲方组织的培训,按时完成培训任务,提高职业技能。

3.1 Party A should conduct educational training of Party B for professional ethics, business technology, national laws, regulations and various rules and regulations based on the specific work task. Party B shall actively take part in and accept the training course organized by Party A, finish the training tasks, and improve their vocational skills.

3.2	其他职业技能的培训,乙方应提前一个月向甲方提出书面申请,由甲方根据公司工 作需要,决定是否同意其参加培训。对于甲方同意乙方参加培训的,由甲方相应地为乙方安排必须的受训时间。有关培训费用的承担,由甲方根据公司规定来决定是乙方自费受训或由甲方负担。如属甲方负担培训费用,甲乙双方应签订劳动合同变更书确定服务期,并签订《培训协议》,此类培训协议为劳动合同的补充部分,与劳动合同冲突的条款以《培训协议》为准。

3.2 With regard to other professional skill training, Party B should submit the written application to Party A one month in advance, Party A decide whether to agree attending training according to the working requirements of the company. Party A approved Party B’s participation in the training, Party A accordingly arrange training time for Party B. Party A should determine whether Party A will bear the cost of training, according to the rules of the company. If training expenses are borne by Party A, both parties should sign labor contract amendment to determine the service period, and sign the “Training Agreement”, the Training Agreement is the supplementary part of labor contract, shall prevail when the terms of the training agreement conflict with the labor contract.

第四条:工作条件、地点和劳动保护、职业危害防护

IV. Working Conditions, Locations, And Labor Protection, Occupational Hazard Protection

4.1 甲方义务

4.1 Obligations of Party A

4.1.1甲方同意在本合同期间内,依据中国有关法律法规,为乙方提供必要的安全工作环境和工作条件。

4.1.1 Party A agrees that the term of this contract, according to relevant laws and regulations of China, it will provide Party B a necessary and safe working environment and working conditions.

4.1.2甲方保证乙方在安全、健康的环境中工作;同时积极配合乙方的工作,为其完成本合同规定之义务、遵守本合同和甲方的内部规章制度提供相应的条件。

4.1.2 Party A guarantees that Party B will work in a safe and healthy working environment, at the same time actively cooperate with party B's work, and provide corresponding conditions for Party B perform its obligations of this contract, abide by the contract and the internal rules and regulations of Party A.

4.1.3甲方根据生产岗位的需要,按照国家有关劳动安全、卫生的规定为乙方配备必要的安全防护措施,发放必要的劳动保护用品。

4.1.3 Party A provide party B with necessary safety protection measures and issue the necessary labor protection items according to the needs of production position, according to the regulations of labor safety and health.

4.1.4甲方根据国家有关法律、法规,建立安全生产制度;乙方应当严格遵守甲方的劳动安全制度,严禁违章作业,防止劳动过程中的事故,减少职业危害。

4.1.4 Party A shall set up the rules of safe production according to relevant laws and regulations of the nation; Party B shall strictly abide the labor security system of Party A, illegal operation is strictly prohibited, and it should prevent accidents at work and reduce occupational hazards.

4.1.5甲方人事部门负责健全职业病防治责任制度,加强对职业病防治的管理,提高职业病防治水平。

4.1.5 The Human Resource department of Party A shall be responsible for improving the responsibility system for preventing and controlling occupational diseases, strengthening prevention and control of managing occupational disease, and improving the level of occupational disease prevention and control.

4.2 乙方权利

4.2 Obligations of Party B

4.2.1乙方具体的工作地点为北京市。但甲方有权临时派遣乙方到外地出差或者连续不超过6个月的短期工作、培训。

4.2.1 Specific work location of Party B is Beijing. However, if Party A has the right to temporarily send Party B to travel on business in other places or short-term work and training no more than six consecutive months.

4.2.2乙方有权在国家规定的安全和卫生标准条件下从事劳动,有权拒绝从事甲方违反中国法律强迫其执行之危险任务,有权拒绝甲方之违章指挥。

4.2.2 Party B has the right to work under the condition of safety and health standards prescribed by the nation, refuse to engage in the dangerous task that Party A forces it to perform in violation of Chinese Law, and refuse to listen to Party A’s instructions in violation of rules of party A.

第五条:工作时间

V. Working Hours

5.1 工时制

5.1 Working Hours System

乙方的工作时间按国家规定和甲方规章制度中的具体规定执行。甲方安排乙方执行标准工时制度。乙方每天工作时间不超过8小时,每周工作不超过40小时。每周休息日为周六和周日。

5.1 Working time of Party A according to the regulations of the nation and rules and regulations of the specific provisions of Party A. Party A arrange party B to implement standard working hours system. Working hours of Party B shall not be more than eight hours every day, or more than 40 hours a week. Weekly rest day on Saturday and Sunday.

5.2 加班

5.2 Work Overtime

5.2.1甲方由于工作需要,经与乙方协商后可延长工作时间,并按国家规定支付报酬或者安排补休。

5.2.1 Based on work needs and after consultation with party B, Party A can extend work hours, and pay remuneration or arrange compassionate leave according to the provisions of the nation.

5.2.2乙方如未经甲方书面要求或书面批准而自行加班加点,。

5.2.2 If Party B works overtime without any written request or written approval of Party A, Party A has the right not to pay overtime or arrange compassionate leave.

5.2.3 到外地出差或短期培训,按公司相关出差制度执行,不属于加班。

5.2.3 Business trips or short-term training should be arranged according to related business system of the company and shall not be considered as working overtime.

5.3	乙方享有国家规定的法定节假日、婚假、丧假、产假和计划生育等其他法定的有薪假期,并享受符合国家规定的带薪年休假。具体参照国家和公司有关规定。

Party B shall be entitled to legal holidays, wedding leave, funeral leave, maternity leave and family planning, and other statutory paid vacation stipulated by the nation, annual paid vacation in accordance with the provisions of the nation. Specific should be set forth by referring to the relevant provisions of countries and company.

第六条:劳动报酬和福利

VI: Labor Remuneration And Benefits

6.1 劳动报酬

Labor Remuneration

6.1.1	在本合同期间内,甲方于每月 15 日(如该日为法定节假日,则应相应提前至前一个工作日或者顺延到后一个工作日)以货币、银行转账、支票或甲方认为适当的其他方式向乙方支付上月1日到上月31日之薪酬。乙方的具体薪酬见本合同附件二薪酬约定。

6.1.1 During the term of this contract, on the 15th of every month (that for the statutory holidays, should be corresponding to one working day before in advance or postpone to one working day after) by money, bank transfer, check, or party a think appropriate other methods to party a shall pay party b 1st to 31th of salary last month. Party B's compensation details see the attachment 2 of the contract.

6.1.2 乙方同意甲方可根据乙方的工作表现或职位变更,以及甲方的薪酬、职务调整政策及方案等,随时调整和变化乙方的薪酬。乙方对此无异议。

6.1.2 Party B agrees that Party A can adjust and change Party B’s salary at any time according to work performance or position change of party B. Party B has no objection to the foregoing.

6.1.3 乙方同意甲方从乙方的薪酬中扣减或扣除下列费用或款项:

Party B agrees that party A deduct the following fees or payments from party B's salary;

(a)	乙方从甲方取得的个人收入之个人所得税;

Individual income tax of Party B for the personal income of Party A;

(b)	甲方根据国家规定为乙方缴纳社会保险、福利之个人应付部分;

The portion of social insurance and welfare of individual paid by Party Aon behalf of Party B according to the provisions of the nation.

(c)	所有要求甲方代扣的法院判决和仲裁裁决乙方应付的赔偿或罚款;

All fines or compensation paid by Party B according to court decisions and arbitration awards.

(d)	所有根据本合同条款或有关法庭判决或仲裁裁决应由乙方支付给甲方的罚款或赔偿;

All fines or compensation Party B should pay to Party A according to the terms of this contract or the court or the arbitration award;

(e)	乙方向甲方预借的款项等。

The advance payment Party A to party B, etc.

6.1.4	乙方应遵守甲方的薪酬保密制度,任何泄露自己薪酬,或以非正当渠道获知他人薪酬,或以他人薪酬作为个人申诉理由的行为,将导致甲方按公司规定给予其相应的处罚。乙方关于劳动报酬方面的任何不明之处应与公司人事行政部负责人联系。

Party B shall abide by the salary secrecy system, Any leak of compensation, learning about other’s salary through improper channels, or use the salary of others for a personal claim, will cause Party A to according to the regulations of the company, give the corresponding punishment. If Party B have any unknown problem on labor remuneration should contact director of the personnel administration department.

6.2	福利保险

Welfare Insurance

6.2.1  甲方应按照国家和北京市政府规定为乙方按月缴纳养老保险、失业保险、工伤保险、生育保险、医疗保险和住房公积金。并在乙方薪酬中代扣乙方应缴纳的部分。

Party A shall monthly pay endowment insurance, unemployment insurance, injury insurance, birth insurance, medical insurance and housing accumulation fund for party B in accordance with relevant provisions of the nation and the Beijing municipal government. and withhold the Party B should pay.

6.2.2 乙方因工受伤的工资和医疗保险待遇按国家及北京市政府和甲方的有关规定执行。

Work injury and medical insurance treatment of Party B according to the relevant provisions of national, Beijing municipal government and Party A.

6.2.3 其他方面的福利待遇,依据国家及甲方的管理制度规定执行。

Benefits in other aspects should be given according to the management system provisions of the nation and Party A.

第七条:劳动纪律

VII. Labor Discipline

7.1 服从纪律

7.1 Obeying the discipline

乙方应服从甲方的工作安排,严格遵守国家法律、法规和甲方依法制定的规章制度、劳动纪律及工作规范,爱护甲方的财产,遵守职业道德,并自觉服从甲方的领导、管理和教育。

Party B shall obey the work arrangement of Party A, strictly abide by state laws, regulations and rules and regulations stipulated by Party A, labor discipline and job specification, take good care of Party A's property, abide by professional ethics, and obey the leadership, management and education of Party A consciously.

7.2 纪律处分

7.2 Disciplinary Treatment

乙方若违反甲方的劳动纪律或甲方制定的规章制度,甲方可给予乙方纪律处分及(或)经济处罚,直至解除本合同。

If Party B violates the labor discipline of Party A or the rules and regulations formulated by Party A, Party A may give disciplinary action and/or economic penalties, until terminate this contract.

7.3 赔偿损失

7.3 Compensation for the losses

对于乙方违反法律或甲方的规章制度或其他不当行为而给甲方造成经济损失的,甲方有权要求乙方赔偿其损失。

For economic losses Party B violates the law or the rules and regulations of party A or other misconduct caused to Party A, Party A is entitled to require Party B compensate for its losses.

7.4 修订规章制度

7.4 Revised Rules and Regulations

甲方有权根据其经营管理的需要,随时合理地修订其规章制度。对于规章制度的修订,甲方可用其认为适当的任何方式(包括但不限于通知、通告、电子邮件、备忘录和员工手册等)通知乙方。

Party A has the right reasonably to amend its rules and regulations at any time according to the needs of its operation and management. For revisions of the rules and regulations, Party A can use appropriate ways (including, but not limited to notice, announcement, emails, memos and employee handbook, etc.) to notify Party B.

7.5 意见之表达

Expression of Opinion

乙方对甲方如有任何不满或有任何意见,应通过投诉程序友好解决,不可通过任何其他影响公司工作、同事团结的方式表达。

If there is any dissatisfaction or have any opinions, shall be settled amicably through complaints procedure, cannot through the ways affecting the work of the company, colleagues unity.

第八条:劳动合同的变更、终止、解除和续订

VIII. The change of Labor Contract, Termination, And Renew

8.1 在合同有效期内,出现下列情形之一,双方应就合同有关条款内容进行部分或全部变更。

8.1 In the period of validity of the contract, occurs one of the following circumstances, both sides should some or all of the change of the content of relative clauses.

8.1.1订立本合同所依据的法律、法规和规章发生变化;

8.1.1 Changes to the laws, regulations and rules based on which this contract is executed.

8.1.2订立本合同所依据的客观情况发生重大变化,致使本合同无法全面履行,经甲乙双方协商同意变更的;

8.1.2 The objective conditions based on which the contract is entered into have changed, as a result of which the contract cannot be fully performed, and accordingly amended through negotiations between both parties;

8.1.3甲方发生分立或合并后,根据实际情况需要变更的;

8.1.3 Amendments that are necessary according to the actual situation Party A after the division or merger of Party A;

8.2 经甲乙双方协商一致,本合同可以解除。

8.2 Through consultation between both parties, this contract can be terminated.

8.3 乙方有下列情形之一,甲方有权解除本合同:

8.3 If Party B has one of the following situations, Party A shall be entitled to terminate this contract.

8.3.1在试用期间被证明不符合录用条件的;

8.3.1 During the probation period, it was proved that Party B did not meet the employment requirement;

8.3.2严重违反劳动纪律或者公司规章制度的;

8.3.2 Serious breaches of labor discipline or the regulations of the company;

 乙方向甲方提供的有关个人资料(简历、学历证明、职称证明及其他相关资料)及经济信息、技术信息资料,必须保证其有真实性、合法性,并保证不侵犯第三人的合法权益,否则乙方为“严重违反公司规章制度”。

Party B must guarantee the authenticity and legality personal information (resume, degree certificate, certificate of title and other related information) and economic information, technical information, if has provided to Party A and guarantee that such information does not infringe the legal rights and interests of any third person. Otherwise Party B will be considered as in “serious violation of rules and regulations of the Company".

8.3.3乙方严重失职,营私舞弊,弄虚作假,泄露甲方商业机密,对甲方利益及声誉造成损害的;

8.3.3 Party B’s serious dereliction of duty, malpractice, fraud, leaking trade secrets of Party A, and damages to the interests and reputation of Party A;

8.3.4乙方同时与其他用人单位建立劳动关系,对完成甲方的工作任务造成严重影响,或者经甲方提出,拒不改正的;

8.3.4 Party B at the same time establishes a labor relationship with other entities, causes serious impact on completing the work task of Party A , or refused to correct its behavior when Party A points out;

8.3.5以欺诈、胁迫的手段或者乘人之危,使甲方在违背真实意思的情况下订立劳动合同致使劳动合同无效的;

8.3.5 With fraudulent, and coercive methods, Party B caused Party A enter into the labor contract in violation of its real intent and makes the labor contract invalid;

8.3.6被依法追究刑事责任的。

8.3.6 Party B is investigated for criminal responsibility according to law.

8.4乙方有下列情形之一,甲方提前三十日以书面形式通知乙方或者额外支付乙方一个月工资后,可以解除本合同:

8.4 If Party B has one of the following situations, party A shall inform party B in writing 30 days in advance or extra pay a monthly salary to Party B, can terminate this contract;

8.4.1乙方患病或非因工负伤,医疗期满后,不能从事原工作也不能从事由甲方另行安排的工作的;

8.4.1 When Party B was illness or injury at work, After the completion of medical treatment, Party B cannot engaged in the original work nor other work assigned by Party A;

8.4.2乙方不能胜任工作,经过培训或者调整工作岗位,仍不能胜任工作的;

Party B is not competent for the job and is still incompetent, after training or adjustment of positions;

8.4.3双方不能依据本合同8.1.2条规定就变更合同达成协议的。

8.4.3 The two parties can't agree on changes to the contract according to Article 8.1.2 of this contract.

8.5 甲方濒临破产进行法定整顿期间或者生产经营发生严重困难,致使甲方被迫停业、关闭或经营业务调整、管理机构撤销的,经向乙方说明情况,可以解除本合同。

8.5 Party A shall provide during the period of statutory consolidation bankruptcy or serious difficulties in production and management, which was forced to close, or revocation of the business adjustment, management institutions, may terminate this contract.

8.6 乙方有下列情形之一,甲方不得依据本合同8.4条、8.5条终止、解除本合同:

8.6 If Party B has one of the following situations, Party A shall not terminate or cancel this contract in accordance with Article 8.4 and 8.5 of this contract:

8.6.1在本单位患职业病或者因工负伤并被确认丧失或者部分丧失劳动能力的;

8.6.1 Have occupational diseases or have been injured at work and have been confirmed loss or lose labor ability at the company;

8.6.2患病或者非因工负伤,在规定的医疗期内的;

8.6.2 Illness or non work related injuries, in the prescribed period of medical treatment;

8.6.3女职工在孕期、产期、哺乳期的;

8.6.3 Female workers during pregnancy, produce period, and lactation period.

8.6.4在本单位连续工作满十五年,且距法定退休年龄不足五年的;

8.6.4 Work In this company for full 15 years, and less than five years away from legal retire age

8.7 乙方解除本合同,应当提前三十日以书面形式通知甲方。在试用期内提前三日以书面形式通知甲方,可以解除劳动合同。

8.7 If Party B wants to terminate this contract, it shall notify Party A in writing 30 days ahead of time. During the probation period, Party B can terminate the labor contract by giving written notice to Party A three days in advance.

8.8乙方可以依照我国法律法规的规定解除双方的劳动合同。

8.8 Party B can cancel the labor contract in accordance with the provisions of Chinese laws and regulations.

8.9有下列情形之一的,劳动合同终止:

8.9 If any of the following circumstances occurs, the labor contract shall be terminated;

8.9.1劳动合同期满的:合同期满前三十(30)日,双方应就续订劳动合同进行协商。如双方不能达成续订协议,合同到期之日自行终止。乙方应在合同期满时根据甲方规定的期限向甲方办理相关工作移交及在工作期间领用公司物品的移交。

8.9.1 Upon the expiry of the Labor contract: thirty (30) days before the expiry of the contract, both parties shall negotiate the renewal of the labor contract. If the two parties fail to reach an agreement, the contract shall terminate on its own ending date. Party B shall on the expiration of the contract according to the time limit prescribed by Party A deal with related work handover and recipients of the company during the work handover time.

8.9.2乙方开始依法享受基本养老保险待遇的;

8.9.2 Party B began to be entitled to primary endowment insurance in accordance with the law;

8.9.3乙方死亡,或者被人民法院宣告死亡或者宣告失踪的;

8.9.3 The death of Party B, declared death or missing by the People's Court;

8.9.4甲方被依法宣告破产的;

8.9.4 Party A is declared bankrupt according to law;

8.9.5甲方被吊销营业执照、责令关闭、撤销或者甲方决定提前解散的;

8.9.5 Party A’s business license is revoked, or Party A is ordered to close down, revoked or Party A has decided to dissolve before the end of its term;

8.9.6法律、行政法规规定的其他情形。

8.9.6 Other circumstances stipulated by laws and administrative regulations.

8.10	乙方应当按照双方约定,办理工作交接。甲方应当在解除或者终止本合同时,为乙方出具解除或者终止劳动合同的证明,并在十五日内为乙方办理档案和社会保险关系转移手续。

Party B shall deal with the work handover in accordance with the agreement of both Parties. When Party A terminates this contract, issue a proof that dissolves or terminates a labor contract, and handle files and social insurance relationship transfer procedures to Party B within 15 days.

第九条:经济补偿和赔偿

IX. Economic compensation

9.1乙方依法并且依照甲方公司的规章制度或者规定等文件履行义务。

9.1 Party B should perform its obligations in accordance with the law and company rules and regulations of Party A.

9.2甲方依照国家法律规定支付经济补偿和赔偿等。

9.2 Party A pay economic compensation, etc in accordance with the legal provisions of the nation.

9.3乙方因自身故意或者重大过失致使甲方财产或者生产、经营和工作中造成甲方的直接经济损失需赔偿给甲方。

9.3 Party B needs to compensate Party A when its intentional misconduct or gross negligence caused direct property or economic losses production and management and work or caused of party A.

9.4	乙方如未经甲方同意擅自离职或与第三人建立劳动合同关系,甲方有权要求乙方返回工作岗位;乙方行为造成甲方损失的,甲方有权要求赔偿。同时,甲方保留依据有关法律法规的规定,追究招聘录用乙方的第三方相关责任的权利。:

If Party B leaves without any authorization or establishes labor contract relationship with a third Party without the consent of Party A, Party A shall be entitled to require Party B return to work position; when behavior of Party B caused loss of Party A, Party A shall have the right to claim compensation. At the same time, according to the provisions of relevant laws and regulations, Party A reserves the rights to hold the third Party hiring Party B liable. The compensation to Party A by Party B should include:

9.4.1对甲方生产、经营和工作造成的直接经济损失;

9.4.1 Direct economic losses to the production, management and work of Party A;

9.4.2甲方因招聘、录用、培训乙方而发生的费用;

9.4.2 Expenses for recruiting, hiring and training of Party A;

9.4.3	因第三方获取商业秘密给甲方造成的经济损失(本项规定的损失按国家有关规定执行)。

9.4.3 Economic losses caused by the third party obtain commercial secrets caused to Party A (this provision loss according to the relevant regulations of the nation.

9.5	乙方违反本合同约定的保守商业秘密事项,给甲方造成损失的,应按损失的程度依法承担赔偿责任)。

When Party B violates business secrets confidentiality of this contract and causes losses to Party A, it should bear the liability for compensation according to law and the extent of the damage.

9.6应当支付经济补偿的,在办结工作交接时支付。

9.6 If Party B should pay, Party B shall pay economic compensation during the work handover.

第十条:保守商业秘密条款

X. Obligation to Keep Commercial Secrets Confidential

10.1定义

10.1 Definition

“商业秘密”指属于公司专有或公司保密的,不为公众所知悉,并经公司采取保密措施加以限制、能为公司带来经济利益、具有实用性的信息和经营信息。包括但不限于雇员通过其与公司的雇佣关系或者因为其与公司的雇佣关系而知悉的任何有形或无形信息或材料,如:投资及融资信息、技术机密、营销策略、客户名单、合作伙伴及合作关系细节、财务与市场信息、未来商业计划以及知识产权信息等。

10.1 "Trade secret" refers to the proprietary or confidential information that belongs to the company, not known by public, the company takes security measures to limit its disclosure, and can bring economic benefits to the Company, have practical information and business information. Trade secret includes but not limited to any tangible or intangible information or materials employees learned through employment relationships with the company to such as investment and financing information, technical secrets, marketing strategies, customer lists, partnership and cooperation details, financial and market information, future business plans and intellectual property information, etc.

10.2保密义务

10.2 Confidentiality obligations

10.2.1乙方应遵守甲方的保密制度,保守甲方的商业秘密。不得以任何形式向任何第三方直接或间接地泄露任何甲方之商业秘密,乙方亦不得擅自利用或者许可任何第三方利用甲方的商业秘密(凡属在甲方工作期间所开展的项目和客户均属于商业秘密范畴)。乙方是否在职,不影响保密义务的承担。

10.2.1 Party B shall abide by the confidentiality rules of Party A, and commercial secrets of Party A confidential. Party B shall not disclose any trade secrets in any form to any third party directly or indirectly, Party B shall not use or permit any third party to use Party A’s commercial secrets without Party A’s authorization (all projects carried out and clients during Party B’s employment belong to the category of commercial secrets). Party B shall have the confidentiality obligations no matter whether Party B is employed by Party A.

10.2.2	乙方违反本合同或另行签订的保密协议中约定的保密义务而给甲方造成损失的,应按国家的有关法律法规规定或双方当事人的有关约定,向甲方支付赔偿费用。

10.2.2 If Party B violates the contract or otherwise signs confidentiality agreement and its confidentiality obligations under such agreement causes losses to Party A, Party B shall pay compensation to party A as stipulated in relevant laws and regulations of the nation or the relevant agreement of Parties.

10.2.3	乙方不得对第三方披露本合同及其附件的任何内容,包括但不限于具体职位要求和薪酬等细节规定,否则本合同自动终止。并且甲方有权要求乙方赔偿因此造成的全部损失。

10.2.3 Party B shall not disclose any content of this contract and its attachments to a third party, including but not limited to detail such as the specific job requirements and salary. Otherwise the contract will automatically terminate. And Party A shall have the right to require Party B to compensate all loss.

10.3	请示义务

10.3 Obligations to Request Instructions.

乙方对商业秘密的性质、保密程度不明确的,应主动向其上一级领导确认。

If the nature of the commercial secret, the degree of secrecy is not clear, Party B should confirm with higher authorities.

第十一条:知识产权

XI. Intellectual Property Rights

11.1乙方在甲方任职期间所产生的作品(指文字作品、口述作品、音乐作品、美术作品、摄影作品、电影作品和以类似摄制电影的方法创作的作品、计算机软件等法律、行政法规规定的其他作品)有下列情形之一的,均属于职务作品,其著作权由甲方享有:

11.1 Works produced by Party B (refers to written works, oral works, music, art, photography, film, film creation works, computer software, and other works by laws and administrative rules and regulations) are all works for hire and the copyright of such words belongs to Party A if have any of the following circumstances occurs:

11.1.1为完成本职工作所指定的职责和任务而创作的作品;

11.1.1 Works created in performing the assigned job responsibilities and tasks.

11.1.2创作的作品是乙方从事本职工作可以预见的或者自然的工作成果;

11.1.2 Work is Party B engaged in the work foreseeable or work achievement;

11.1.3主要利用甲方的资金、设备、专用技术及未公开的专门信息等物质技术条件所创作的作品。

11.1.3 Main use of capital, equipment, specialized technology and undisclosed special materials such as information technology conditions of Party A created the work.

对上述职务作品,乙方享有署名权,著作权的其它权利归甲方所有,甲方可给予乙方奖励。

The above works, Party B enjoys the right of authorship, other rights of the copyright owned by Party A, Party A may give Party B the reward.

11.2 部分未明确的作品,甲方享有著作权。但按照我国强制性规定单位不能享有并且必须属于创作人或者员工自己享有著作权的,由创作人等享有,但甲方可以免费使用,并可以免费使用业务与任何法律允许的范围。

11.2 Party A shall have copyright for works whose nature is unclear. However, But for works whose copyright must belong to the creator or the employee according to the compulsory regulations of our country and company can't own copyright, Party A shall have the right to use for free, and can use within the scope permitted by law.

第十二条:劳动争议的解决

XII. Labor Dispute Resolution

双方就本合同发生任何争议,首先应协商解决。如不能协商解决,可向有管辖权的劳动争议仲裁委员会申请仲裁。任何一方对裁决不服,可向人民法院提起诉讼。

Any dispute of both parties in this contract, shall be solved through negotiation firstly. If such dispute can't be solved through negotiation, both Parties can apply to the labor dispute arbitration committee that has jurisdiction over the dispute. If any party is unsatisfied with the decision, can bring a lawsuit to people’s court.

第十三条:其他

XIII. Others

13.1	在本合同有效期内,如因甲方工作需要,将乙方短期派到其他单位工作时,其工资待遇由甲方负责保障;乙方到其他单位工作后,必须严格遵守该工作单位的规章制度,服从该工作单位的管理,并有义务按时完成甲方及该工作单位所分配的工作任务。

13.1 During the term of this contract, if Party A sends Party B to other unit to work for a short period because of its work needs, Party B is responsible for the salary of Party A; After party B went to the other unit to work, must strictly abide by the rules and regulations of the new work unit, obey the management of the work unit, and also have the obligation to finish work tasks assigned by Party A and the new work units.

13.2	本合同有效期内,如因甲方工作需要,将乙方长期派到或推荐到其他单位工作时,应对合同作相应的主体变更;乙方劳动合同剩余的有效期应直接与所在的工作单位订立;自乙方与其他工作单位订立劳动合同之日起,本合同自然终止。

13.2 During the term of this contract, if due to its work requirements, Party A needs to transfer Party B in long-term or recommend to other units to work, the contract should be changed accordingly; in the remaining term of the labor contract Party B shall be directly enter into a labor contract with new work unit; this contract will terminate naturally when Party B enters into a labor contract with other units.

第十四条: 适用法律

Applicable Law

“本合同”之效力、解释、履行及争议之解决适用“中国法律”。

The validity, interpretation, performance and dispute solution of "this contract" shall be governed by "the law of P.R. China".

14.1 签约能力

14.1 Signing ability

乙方应保证在签署本合同时没有与其他用人单位存在劳动关系或已解除劳动关系并提供相关证明,保证与甲方签订本合同不会违反向任何第三方承担的竞业限制、保密及其他任何义务,否则由此而引发的任何法律后果均由乙方自行承担。

Party B shall ensure that when sign the contract and no other unit of choose and employ labor relationship or terminate the labor relationship and provide relevant certificates, guarantee this contract signed with party A will not violate any third party to assume the non-compete, confidentiality and any other obligation, or any legal consequences arising from this shall be borne by party B.

14.2整体协议

Overall agreement

本合同具有三份附件,为:附件一《职位描述和职位考核标准》;附件二《薪酬约定》;附件三《保密协议》;附件四《知识产权保护及禁业竞止协议》。本合同及其附件经双方同意后,构成完整之协议,并取代双方先前之所有讨论、协商及协议。本合同之附件系本合同不可分割之部分,且与本合同具有同等法律效力。

This contract has three copies of attachments, which are: Annex I “Position Description And Position Evaluation Criteria”; Annex II "Compensation Agreement"; Annex III "Confidentiality Agreement"; Annex IV “Protection Of Intellectual Property Rights and Agreement”. After agreed upon by the two sides, this contract and its annexes, constitute the whole agreement and shall replace all prior discussions, negotiations and agreements. The annexes of this contract are an inseparable part of this contract, and have the same legal force as this contract.

公司《员工手册》等各项管理规章制度作为本合同的组成部分。同时,乙方声明:乙方在签署本合同时,业已获得公司各项管理规章制度,愿意遵守各项规定。

“Employee Handbook” of the company and various management rules and regulations are part of this contract. At the same time, Party B Statement: when party B has obtained management rules and regulations of the company when signing this contract, and is willing to comply with the provisions.

14.3条款之独立性

14.3 Independence of Provisions

本合同任何条款之无效均不影响其它条款的有效性。

Any provision of this contract is invalid does not affect the validity of other provisions.

 14.4权利之保留

14.4 Rights reserved

任何一方对本合同规定的任何权利的放弃均不意味着或被解释为在其后的时间里对相同权利或“本合同”其他权利的放弃。

Any waiver of any rights of any party shall not mean or be interpreted as the next time the same rights or other rights of "the contract" to give up.

14.5日数

14.5 Number of days

本合同内所指之日数除第6.1.1条款中所指之工作日外,其余均为日历日。

Number of days referred to in this contract apart from the working day of the clause 6.1.1, the rest are calendar days.

14.6语言文字

14.6 Language

本合同一式两(2)份,每“一方”各执一(1)份;应交乙方的不得由甲方代为保管。

This contract has two (2) copies and each "Party" holds one (1) copy; the copy that shall be given to Party A should not safekeeping by Party A.

14.7未尽事宜

14.7 Unaccomplished Matters

本合同如有未尽事宜,应按中国法律之规定执行。

14.7 Matters not mentioned, under this contract shall be enforced in accordance with the laws.

14.8生效

14.8 Effective Date

本合同自双方签字或盖章之日起生效。

This contract shall take effect on the date of both sides sign or place stamp on it.

14.9 合同修订

14.9 Amendment o the Contract

本合同一经签订,甲乙双方必须严格遵守,任何一方不得单方面修改合同内容。

Once the contract is signed, both Parties must strictly abide it, and either Party shall not unilaterally modify the content of the contract.

(本行以下无正文,为签署部分)

(The following is without text but for signing)

甲方(盖章):数海信息技术有限公司/seal here/

Party A(Seal): Shuhai Information Technology Co., Ltd

乙方(签字):/刘志欣/

Party B(Signature)	/s/ Zhixin Liu

签订日期:同首页

Signing date: same as Page 1

劳 动 合 同 续 订 书

Renewal of the Labor Contract

本次续订劳动合同期限类型为  期限合同,续订后本合同期限为  年  月 日至   年 月 日。

The renewed contract is labor contract and for the term of the renewed contract is from (year/month/date), to (year/month/date)

     甲方  (公 章)

Party A(Seal)

乙方  (签字或盖章)

  Party B(Signature or seal)

法定代表人(主要负责人)

Legal representative (principal)

或委托代理人(签字或盖章)

Or authorized agent (signature or stamp)

        年    月    日

Year Month Day

本次续订劳动合同期限类型为    期限合同,续订后本合同期限为  年  月 日至   年 月 日。

The renewed contract is labor contract and the term of the renewed contract is from (year/month/date), to (year/month/date)

     甲方  (公 章)

Party A(Seal)

乙方  (签字或盖章)

Party B(Signature or seal)

法定代表人(主要负责人)

Legal representative (principal)

或委托代理人(签字或盖章)

Or authorized agent (signature or stamp)

        年    月    日

Year Month Day

劳动合同书附件一 职位描述和职位考核标准

Attachment one to the Labor contract-position description and evaluation standards

乙方在甲方公司担任 CEO (职位)。该职位的具体内容和考核目标见下。

Party B as CEO (position) in the company. The specific content of the position and objective see below.

I. Job description

1.Organizing company's operation and management activities, and host and implement the Board resolution;

2.Organizing and implementing company's annual operation and investment plan;

3.Drawing up plan for company's inside management and exact code of behave;

4.Making company's daily management institution and rules;

5.Hosting office meeting, checking, supervising and coordinating business process among departments; hosting regular administration meeting, special meeting and etc;

6.Suggest to the Board of directors for the hire or dismiss executive offices;

7.Suggest to assistant of CEO and middle executive officer, Company's office deliver the appointment;

8.Drafting basic management institution and wage, bonus, award, punishment and distribution plan.

9.Deciding the hire, relieve and dismiss for bellow middle-level leader;

10.Choosing and appointing professionals or consultants;

11.Other duties granted by the Board of Directors.

II. Detail standards of the job

 1.CEO's behave must follow the policies of the Party, rules and regulations of the company as well. CEO shall implement the board solutions;

2.CEO shall assert the property right of Company's legal person, making sure the maintenance and appreciation of Company's property, and deal with the benefits among the owner, company and employee or all in a proper way;

3.CEO shall handle with the relationship among shareholders and other related enterprises in a better way.

4.CEO shall report the sign, performance, cash flow, gain and loss of significant contract to the Board based on their requirements;

5.CEO shall fully reply on and positive employee's activity so as to meet the operation goal for a sustaining development;

6.CEO shall make sure company's business activities under the state law, rules and financial polices;

7.CEO shall review company's business and financial reports carefully to better understand the operation condition;

8.CEO must be loyalty to the Company and shall not cash in on its power;

9.CEO must be diligent and honesty and shall not take a part in activities damaging company's benefits;

10.CEO is not allowed to breach the secrets except for the permission of rules and regulations and the Board;

11.CEO shall not either embezzle, lean to others, set up accounts in its own name or others by company's funds, or provide guarantee for shareholders or others by company's funds;

12.CEO shall be in accordance with the policies of the Party, rules and regulations of the company as well. CEO shall implement the board solutions

13.CEO must be audited when leave office.

III. Performance testing standards for CEO and incentive mechanism

1.Performance testing to CEO from the Board is the basement to make wage and other incentives for CEO;

2.CEO'S wage and performance are decided by the Board, like annual salary system;

3.Testing date:annual

4.Consequence for disqualification: if fails the annual performance testing, Party A shall adjust Party B's job duties and salary. If Party B still fails to meet the standards, Party A shall terminate the employment contract without any permission.

5.The board may award CEO's material performance for making contributions to company's development and economic benefits;

6.Any violation to the rules and regulations of the Party by CEO shall be giving criminal sanctions.

甲方:数海信息技术有限公司

Party A: Shuhai Information Technology Co., Ltd /Seal here/

乙方:刘志欣

Party B:	/s/ Zhixin Liu

日期:同主合同签署日

Date: The same as the signing date of the contract

劳动合同书附件二 薪酬约定

Attachment 2 of Labor contract: compensation agreement

一．合同期内薪资为（税前，人民币）：年薪60万。

I. Salary within the contract period（before tax. RMB）:600K

1.       每月固定基本工资：20000元每月

fixed salary monthly:20000/month

2.       除每月固定工资外，其余部分按年终进行考核。根据考核结果公司以年终奖金、绩效奖、车补、房补以及公司股票激励形式发放，最终发放形式根据公司及个人需求确定。注：房补、车补可以每月或季度以走报销的形式发放。

The rest shall be paid on the basis of the year-end assessment.The payment forms include year-end bonus, merit pay, car allowance, house allowance and stock, the final form shall depend on the company and personal needs.

Note: Car allowance and house allowance shall be paid in the form of reimbursement.

3.       绩效考核工资的级别标准、发放和考核办法由公司绩效考核制度加以规定。

The standards, distribution and assessment method of performance appraisal shall be stipulated by the company's performance appraisal system.

Unless adjustment, during the employment of Party B, amount of compensation should be paid according to the following

二、奖金

II. Bonus

奖金由甲方公司根据公司业绩每年制订具体的分配方案。奖金的支付与否和具体数额的决定权归甲方。

Bonus plan shall be set annual based on the Party A's performance. Party A shall have the right to decided the payment of the bonus and the specific amount.

劳动合同书附件三 保密协议

Annex 3 of Labor contract: Confidentiality Agreement

保密协议

Confidentiality Agreement

根据《中华人民共和国劳动法》及其他有关保护企业商业秘密的法律、法规,甲乙双方经平等协商同意,自愿签订本协议,共同遵守本协议所列条款。

According to "Labor Law of the People's Republic of China" and other relevant laws and regulations on trade secrets to protect enterprises, through equal consultation between both parties agreed to, voluntary sign and abide by the terms of this agreement.

本协议中的“公司”指甲方及甲方关联公司。

The "company" in this agreement, refers to Party A and affiliate companies of Party A.

由于乙方在甲方任职期间,已经或(将要)知悉或接触公司的业务和技术信息,而这些业务和技术信息为保密性质,属于公司的财产,且将会在其履行职务的过程中不断接触更多保密信息;

During its employment at Party A, Party B is already or will be aware of or have access to the business and technical information of the Company, and such business and technical information is confidential by its nature, the property of the company, Party B will continue to have access to more confidential information in the process of performing its job duties;

为了明确乙方的保密义务,甲、乙双方本着平等、自愿、公平和诚实信用的原则,订立本保密协议。双方确认在签署本协议前已经详细审阅过协议的内容,并完全了解协议各条款的法律含义。

In order to specify the confidentiality obligations of Party B, both Parties should be based on the principle of equality, voluntariness, fairness, honesty and credit, and conclude the following confidentiality agreement. Both sides confirm that, before signing this agreement, they have examined the contents of the agreement in detail, and fully understand the legal meaning of the terms.

一、	保密的内容和范围

I.	The content and scope of the confidentiality

甲乙双方确认,乙方应承担保密义务的甲方商业秘密范围包括但不限于以下内容:

Both parties confirmed that business secrets with regard to which Party B shall bear the confidentiality obligations include but not limited to the following:

1、技术信息:包括但不限于有关公司产品和其特性以及操作模式的信息技术方案、工程设计、电路设计、制造方法、制造工艺、配方、工艺流程、技术指标、技术和质量标准及规范与规程、技术研究的阶段和最终结果、设计图纸及设计计算等设计文件、操作技术与方法、施工技术文件与方法、专利获专有技术、计算机软件、数据库、实验笔记、测试程序、软件设计和结构、软件文件、内部文件或其他报告分析性能信息、试验结果、图纸、样品、样机、模型、模具、操作手册、技术文档、涉及商业秘密的业务函电等。

1. Technical information, including but not limited to the products of the company and its characteristics and operation mode of information technology solutions, engineering design, circuit design, manufacture method, manufacturing technology, formulation, technological process, technical index, technical and quality standards and rules and regulations, technology research stage and the final result, design drawings and design documents, operation technology and methods, construction technology documents and method, patent proprietary technology, computer software, database, lab notes, test procedure, software design and structure, software files, internal documents or other report analysis performance information, the test results, drawings, samples, prototypes, models, molds, operation manual and technical documents, involving the business secret of business correspondence, etc

2、经营信息:包括但不限于公司的客户名单、营销计划、采购资料、定价政策、不公开的财务资料、进货渠道、产销策略、招投标中的标底及标书内容、投资及融资信息、合作伙伴及合作关系细节、未来商业计划。

Management information: including but not limited to the customer lists, marketing plans, purchasing information, pricing policies, financial information unknown to the public, purchase channels, production and marketing strategy, pre-tender estimate in the bidding content, investment and financing information, partnership and cooperation relations details and future business plans of the company.

3、公司依照法律规定或者有关协议的约定,对外承担保密义务的事项:

Company in accordance with the law or the provisions of the related agreement,

undertake the obligation to keep confidential matters:

l	如在缔约过程中知悉的对方当事人的秘密;

Such as in the contracting process know the secrets of the other party;

l	和有关协议的约定(如技术合同等)对外承担保密义务的事项。

And the provisions of the related agreement (e.g., technology contract, etc.) undertake the obligation to keep confidential matters

4、其他甲方未向公众公布的公司内部经济、技术、管理等信息。

Other information, such as economy, technology, management inside the company party A is not released to the public.

二、乙方的保密义务

II. Confidentiality obligations of Party B

对本协议第一条所称的商业秘密,除有甲方书面授权,无论乙方以何种方式从甲方获得甲方的技术资源和市场资源,以任何方式、任何目的完整或部分地向非甲方企业或非甲方人员提供上述的技术资源和市场资源,或者向甲方企业中与工作需要无关的人员提供上述的技术资源和市场资源,均视为泄密。乙方承担以下保密义务:

Trade secrets referred to in article 1 of this agreement, in addition to party A's written authorization, no matter party B obtain technical resources and market resources from party A, full or in part to the enterprise party A or provide the technical resources and market resources to not the party A's personnel, has nothing to do with the job needs in the enterprise to provide the technical resources and market resources, are considered to be leaked. Party B undertake the following confidentiality obligations:

1、不得刺探与本职工作或本身业务无关的商业秘密;

1. Not spying on commercial secrets has nothing to do with the job or the business itself;

 2、不得向不承担保密义务的任何第三人披露甲方的商业秘密;

2.	Shall not disclose the commercial secrets of party A to any third Party that has no confidential obligation;

3、不得允许(出借、赠与、出租、转让等处分甲方商业秘密的行为皆属于“允许”)或协助不承担保密义务的任何第三人使用甲方的商业秘密;

3.	Shall not allow (loan, gift, lease, transfer and disposition of Party A's commercial secrets all belong to "allowing") or assist any third Party who does not undertake the confidential obligation use the commercial secrets of Party A;

4、如发现商业秘密被泄露或者自己过失泄露商业秘密,应当采取有效措施防止泄密进一步扩大,并及时向甲方报告。

4.	If Party B discovers commercial secrets leaked or your negligence leak trade secrets, shall take effective measures to prevent leaks further expand, and timely report to Party A.

三、保密期限

III. Confidentiality Term

甲、乙双方确认,乙方的保密义务自本协议签订之日起开始,到该商业秘密公开(即已不属于商业秘密)时止。乙方是否在职,不影响保密义务的承担。

Both party A and party B confirm that, confidentiality obligations of Party B start from the signing date of this agreement, ends until the commercial secret becomes public (i.e., in other words, the information is not the trade secrets anymore). Whether Party B is employed, shall not affect its confidentiality obligations

四、违约责任

IV. Liability for Breach of Contract

甲乙双方约定:

Both Parties agreed:

(1)	如果乙方不履行本协议第二条所规定的保密义务,应当承担违约责任;

If Party B fails to perform the obligations stipulated in Article 2 of this agreement, it shall liable for breach of contract

(2)	如果因为乙方前款所称的违约行为造成甲方的损失,乙方应当承担损失赔偿责任;

If party B's breach as referred to in the preceding paragraph caused the loss of Party A, Party B shall bear the liability for damages;

(a)	乙方需承担的损失赔偿责任包括但不限于因其违约的行为给甲方造成的直接的或/及间接的,有形的或/及无形的财产或/及非财产方面的损失;

Party B must bear the liability for damages including but not limited to, directly or indirect losses of Party A including tangible or intangible property damages resulting from Party B’s default behavior;

(b)	甲方因调查乙方的违约行为而支付的合理费用,应当包含在损失赔偿额之内;

Reasonable costs occurred in connection with Party A's investigation of Party B's breach should be included in the loss compensation.

(3)因乙方的违约行为侵犯了甲方的商业秘密权利的,甲方可以选择根据本协议要求乙方承担违约责任,或者根据国家有关法律、法规要求乙方承担侵权责任。

When default of Party B violated the rights of Party A to the commercial secrets, Party A can choose to require Party B to bear its responsibilities upon breach according to this agreement or require Party B to bear tort liability in accordance with relevant state laws and regulations.

五、协议的效力和变更

V. The Validity and Amendment of the agreement

本协议构成甲方和乙方签署的劳动合同的附件三,是劳动合同不可分割的一部分,对本协议的违反也是对劳动合同的违反。本协议未规定的部分以劳动合同为准。

This agreement constitutes Annex 3 of Labor Contract signed by Party A and Party B, is an integral part of the labor contract; breach of this agreement is in violation of labor contract. Parts not covered in this agreement will be subject to the labor contract.

本协议自双方签字及盖章后生效。本协议的任何修改必须经过双方的书面同意。

This agreement shall take effect after signed and stamped by both parties. Any modification of this agreement must be made upon written consent of both parties

(本行以下无正文,为签署部分)

(The following is without text but for the signing)

甲方:数海信息技术有限公司(盖章)

Party A: Shuhai Information Technology Co., Ltd (Seal)

乙方:刘志欣

Party B:	/s/ Zhixin Liu

日期:同主合同签署日期

Date: Same as the signing date of the main contract

劳动合同书附件四 知识产权保护和竞业禁止协议

Annex 4 of this Labor Contract: Protection of Intellectual Property and Non-Compete Agreement

知识产权保护和竞业禁止协议

Intellectual Property and Non-Compete Agreement

鉴于:乙方是甲方聘用的从事劳动合同书附件一中所述岗位的专业人员;乙方所从事的工作将涉及甲方拥有的专利权、专有技术、著作权、计算机软件、数据库、商标权和其它形式的知识产权;为保护甲方的知识产权,明确双方的权利义务,特订立协议下:

Party B is hired by Party A as a professional for the position listed in the labor contract described in Annex 1 the work Party B is engaged in will involve the patent right of Party A, proprietary technology, copyright, computer software, database, trademark right and other forms of intellectual property rights; to protect the intellectual property rights of Party A, this agreement hereby specifies the rights and obligations of both parties as follows:

一、为本协议之目的,“知识产权”是指已注册和未注册的,包括著作权及相关的权利、进行了注册申请的专利、专利申请权、商标、服务标志、标识、形象、产品外观、商号、互联网域名、设计权、版权(包括计算机软件的版权)、数据库权利、半导体设计图权利、实用新型、专有技术、商业秘密、发明创造(无论是否受专利法保护)和其他受专利、著作权、商标、商业机密或其它法律保护的知识产权,不论其表现为何种形式,记载于何种载体。

I.	For the purpose of this agreement, "intellectual property" refers to the registered and unregistered copyright and related rights, patents subject to pending registration, patent application right, trademark, service mark, logo, image, product appearance, trade name, Internet domain names, design rights, copyright (including the copyright of computer software), database rights and proprietary technology, semiconductor design right, utility model, trade secrets, inventions (whether or not protected by patent law) and other patent, copyright, trademark, trade secret or other intellectual property rights protected by the laws, regardless of the form and carrier.

二．	有下列条件情况之一的,乙方(单独或与他人共同)完成的知识产权以及与之有关的所有资料全部属于甲方在全球范围内独家所有。乙方同意将与职务发明相关的任何权利和利益无偿且完全地转让于甲方,包括但不限于职务发明的申请专利的权利、署名权、许可使用权和获得奖金报酬权:

II. If one of the following conditions occurs, works protected by intellectual property rights and completed by Party B (alone or jointly with others) and all related information all belong to Party A worldwide. Party B agrees to transfer invention related rights and interests free and completely to Party A, including but not limited to the right to apply for the invention patent, the right of authorship, right to use and the right to bonuses;

1.	受聘期间在本职工作中完成的知识产权;

1. Intellectual Property completed during Party B’s employment;

2.	履行甲方交付的本职工作之外的任务所研发的知识产权;

2. Intellectual Property Rights developed in Performing tasks given outside of work assigned by Party A;

3.	离职、退休或者调动工作后一年内研发的同甲方业务相关的(而无论同乙方履行其本身的工作职责是否相关)知识产权,无论是否可以申请专利、商标或其它权利;

3. Intellectual Property Rights developed within a year after the resignation, retirement or relocation and related to Party A’s (whether or not related to the performance of its duties) whether or not Party B can apply for patent, trademark or other rights;

4.	主要利用甲方的资金、设备、零部件、原材料或者不对外公开的技术情报、技术材料、资源信息及商业秘密等所研发的知识产权。

4. Intellectual Property rights that are researched and developed mainly by using Party A's fund, equipment, spare parts, raw materials or closed technical information not disclosed to the public, technical materials, resource information and trade secrets.

 乙方进一步同意,如上述规定的知识产权或与其有关的任何权利和利益依法不能由乙方转让给甲方时,乙方在此授予甲方一项排他性的、无偿的、可转让的、不可撤销的、全球性的实施该等不可转让的权利、所有权和利益的许可(并有向多层次的分许可人进行分许可的权利)。如上述发明中或与其有关的任何权利、所有权和利益既不能由乙方转让给甲方或亦不能许可甲方实施时,乙方应不可撤销地放弃并同意永不向甲方或甲方受让人就该等不可转让、不可许可权利中的权利、所有权和利益提出主张。

Party B further agrees that, if the Intellectual Property Rights and any related rights and interests set forth above cannot be transferred by Party B to Party A in accordance with the law, Party B hereby grants Party A exclusive, free, transferable, irrevocable, and global enforceable non-transferable rights, ownership and interests (and also licensing of rights to sublicenses of multiple layers). If any invention, right, title and interests discussed above cannot be transferred or licensed by Party B to Party A, Party B shall irrevocably waive and agree never assert any claim against Party A or assignees of Party A permission with regard to such non-transferrable, non-licensable rights, ownerships, and interests.

三	相关权利的完善

III. Perfection of related rights

3.1	乙方同意,在受聘于甲方期间及其离职后的两年内,如为甲方合法取得或维持上述知识产权的所有权所需要,乙方将按照甲方的要求签署有关文件或提供必要的协助。

Party B agrees that when employed by Party A and two years after leaving office, Party B will sign the relevant documents according to the requirements of Party A or provide assistance if it is necessary for Party A to legally acquire or maintain the ownership of the intellectual property rights.

3.2	如果甲方无论出于何种理由未能取得上述所必须的任何文件或任何该等文件未获得乙方本人签名,乙方在此确认不可撤销地指定并委任甲方和甲方适当授权的高级管理人员和代理作为乙方的代理和实际代理人,代表乙方并代替乙方:

3.2 If for or reason, Party A fails to obtain the necessary file or any such documents are not signed by Party B, Party B hereby confirm that will irrevocable appointed senior management personnel of Party A acting as agent and the actual agent of Party B and acts, on behalf of Party B.

(a)	签署、提交、申请、登记和转让记录任何该等申请;

Sign, submit, apply for, register and transfer record any such application;

(b)	签署并提交任何该等执行所需的文件;

Sign and submit documents for the enforcing rights;

(c)	采取所有其他合法行为,推动职务发明中的专利、著作权、商业机密或其它权利的提交、申请、登记、转让记录、签发和执行,如同乙方亲自签署一般具有同等法律效力。

Take all other legal acts, promote the submissions, application, registration, transfer of records, issuing and execution of service invention patent, copyright, trade secret or other rights, personally signed by Party B have the same legal effect.

3.3	在未经甲方书面同意前,乙方无权利且不得直接或间接:

3.3 Without written consent of Party A, Party B has no rights and shall not directly or indirectly:

(a)	复制、改编、修改、翻译、生产、营销、出版(发布)、发行、销售、许可或部分许可、转让、租赁、传送、传播、展示或使用上述知识产权、其任何部分或任何形式的复制品;

Reproduction, adaptation, modification, translation, production, marketing, publishing (releasing), distribution, sales, licensing or partial licensing, transfer, lease, delivery, transmission, display or use of above Intellectual Property or any part, and reproduction in any form;

(b)	将上述知识产权、其任何部分或任何形式的复制品用于创作派生作品、提供电子方式的访问或阅读或存入计算机存储器;

The above referenced intellectual property or any part thereof or copies in any form used for creating derivative works, providing visits or access electronically or being saved in the computer memory;

(c)	引起其他人的任何上述行为。

Causing any of the above behavior of others.

四．	乙方承诺,在任何时间,仅为甲方利益、并按甲方所要求的方式使用本协议第一条规定的知识产权;非经甲方的书面授权,不对其作任何形式的处分/处置。在与甲方的劳动关系解除或者终止后,。

IV. Party B promises to use intellectual property rights stipulated in Article 1 of this agreement just for the interests of party A and in the way required by party A; , at any time, Party B promises not to make any form of disposal of such rights without Party A's written authorization, Party B will immediately cease all use of the intellectual property rights after terminating the employment relationship with Party A.

五．	甲方与乙方的劳动关系解除或者终止后,乙方承诺,不再声称是甲方的雇员、或声称其具有代表甲方的权利,且不得以任何形式(有偿或无偿、直接或间接)侵占、使用或者擅自复制、带走甲方拥有知识产权的任何文件、资料,除非事先得到甲方的书面许可。

After the termination of employment relationship with Party B, Party B promises that it no longer claims to be an employee of Party A, or claims that it has right to act on behalf of Party A, and shall not in any form (paid or unpaid, directly or indirectly) occupy, use, or copy, take any documents, data of which Party A has intellectual property rights unless it has obtained prior written approval from Party A.

六．	如乙方未遵守上述各项协议内容,盗取、泄密、侵犯本协议所述的“知识产权”,构成违反职业道德或侵犯甲方知识产权的行为,将承担由此而引发的法律责任并全额赔偿给甲方造成的所有损失。

VI. If Party B does not comply with the above agreement and steals, leaks or infringes "intellectual property" discussed in this agreement, such behavior violation of professional ethics or infringement intellectual property rights of Party A, and will bear the legal liability arising from the full compensation for all losses caused by Party B.

七．	乙方承诺,在受聘期间,不侵犯甲方拥有的本协议第一条所列知识产权,不侵犯第三方知识产权,否则将承担由此而引发的相应的法律责任和经济赔偿责任。

Party B promises, during the period of its employment, not to infringe intellectual property of party A listed in Article 1 of this agreement intellectual property rights of third party and otherwise will bear the corresponding legal responsibility and economic compensation arising from such infringement.

八．	乙方声明,此前未曾与第三方签署过任何包含“竞业禁止”条款的合同; 或者其已与曾经与其签署“竞业禁止”条款的第三方以适当方式解除了该等“竞业禁止”义务。

Party B states it has not previously signed any agreement with "non-compete" terms and conditions with a third party; or it has negotiated with any third party it has ever signed "non-compete" terms and conditions in an appropriate way to terminate the "non-compete obligations.

前款所谓“竞业禁止”条款,是指任何第三方限制乙方从事甲方现有工作的条款。

The so-called "non-compete," terms mentioned in the preceding paragraph means any term concerning any third party’s right to limit the Party B’s performance of its job at Party A.

如因乙方违反上述声明导致甲方被第三方指控连带侵权,乙方应承担与此有关的全部法律责任和经济赔偿责任。

If Party B violates the above statement and accused Party A to be sued for joint infringement by a third Party, Party B shall bear all the legal responsibility and related economic losses.

九．	竞业禁止义务

IX. Non-compete obligation

在乙方的聘用期限内及其与甲方劳动关系解除或终止后的两年内,乙方不得直接或间接地、以个人名义或是作为其他个人或组织的代表参与,或为他人提供任何咨询服务或其他协助,以协助他人从事任何竞争性活动(事先得到甲方书面许可的除外)。

During the employment of Party B and within two years after the termination of its employment relationship with Party A, Party B shall not directly or indirectly in its name or as representative of the other individuals or organizations participate, or provide any services for others or other assistance, to help others to engage in any competitive activity (except obtaining Party A's written approval in advance)

为本协议目的,“竞争性活动”包括但不限于具有如下特征的行为:(1)从事与甲方已从事的或现从事的或将从事的业务相同或、相似、或相竞争性质的业务活动;(2)通过直接销售或利用网络分销、交易或以其他方式销售与甲方分销、交易或出售的产品相竞争或相似的他方生产的产品;(3)

,上述产品或服务包括甲方正在开发的任何产品或服务或在本协议期间正在策划、开发之中的产品或服务;(4)在与甲方从事同类或与之有竞争关系及其他利害关系的任何单位任职。

For the purpose of this agreement, "competitive activities” includes but not limited to behavior with the following characteristics: (1) engaged in or will be engaged in the business of the same or similar, or the nature of the competitive business activities; (2) through direct sales or using network distribution, trading or sales distribution in other ways (3) provide similar service including the product or service or during the period of this agreement in planning, development of product or service; (4) Party B engaged in the same or with the relationship of any other unit in competition with Party A. .

十．	在乙方离职后,作为乙方在离职后承担第九条竞业禁止义务的补偿,双方可以协商由甲方向乙方在承担竞业禁止义务的时间里按月支付竞业限制补偿费,补偿费最低不应低于乙方在甲方离职前上一年度税前月工资总额的【50%】。为免生歧义,除非甲方在乙方离职时,要求乙方遵守本竞业禁止条款,否则竞业限制补偿费并不构成甲方的义务。如甲方不支付或停止支付竞业限制补偿费,则乙方自甲方不支付或停止支付竞业限制补偿费之日起不再承担离职后的竞业禁止义务。如果乙方违反竞业禁止义务,应当向甲方支付违约金(数额为甲方向其支付的竞业限制补偿费的3倍)并承担因该违约行为对甲方造成的损失。

After Party B's departure, both parties can negotiate and require Party A to pay monthly non-competition compensation during the period when Party B bears the non-compete obligation as compensation for Party B’s non-compete obligation after leaving Party A. Such compensation should not below [50%] of the total amount of monthly salary of the year before Party B left Party A. For the avoidance of ambiguity, unless Party A requires Party B's to comply with the non-compete term at the time of Party B’s departure, the non-competition compensation does not constitute the obligations of Party A. If Party A does not pay or stop paying the non-competition compensation, Party B shall no longer bear the non-compete obligations since the date when Party A does not pay or stop paying non-competition compensation after Party B’s departure. If Party B violates non-compete obligation, it shall pay liquidated damages to Party A (the amount is 3 times payment of the non-competition compensation for Party B) and bear the losses caused by the breach of Party A.

十一．在乙方的聘用期限内及其与甲方劳动关系解除或终止后的两年内,乙方不得直接、间接、或通过其关联人士:

During the employment of Party B or within two years after the termination of the termination of the employment relationship removes, Party B shall not directly, indirectly, or through its associated persons:

1、	指使、引诱、鼓励或以其他方式促成甲方的任何雇员终止与甲方的劳动关系,但乙方经甲方书面同意为履行其职责而采取的行动除外;

1. Instigate, seduce, encourage or otherwise assist any employees of Party A to terminate their labor relationship with Party A, except actions taken for fulfilling its responsibility and with party A's written consent;

2、	指使、引诱、鼓励或以其他其他方式促成甲方的任何供货商、承包商或客户终止与甲方的合作关系,或从事任何可能对甲方与上述供货商、承包商或客户的合作关系造成不利影响的行为。

2. Instigate, seduce, encourage or in other ways assist any suppliers, contractors, or customers of Party A to terminate cooperation with Party A, or engage in any activity adversely affecting the cooperation of Party A with its suppliers, contractors, or customers.

十二．乙方同意违反本协议的任何条款将导致甲方受到不可避免的损失和损害。因此,乙方同意如果其违反了本协议项下任何义务,除非另有规定,甲方有权终止与乙方的劳动关系,而不必向乙方支付任何补偿费,而乙方应当赔偿甲方所有因乙方违约、为阻止乙方违约而作的强制性救济措施或任何部分措施和保证有强制执行力的措施而引起的全部损失和损害。本条规定不妨碍甲方寻求根据中华人民共和国法律可采取的其他任何救济措施。

XI. Party B agrees that violating any provision of this agreement will lead to inevitable loss and damage of Party A, Therefore, Party B agrees that, if it violates any obligation in this agreement, unless specified otherwise, Party A has the right to terminate the labor relationship with Party B, without having to pay any compensation to party B and Party B shall compensate Party A for all losses and damages resulting from its defaults, mandatory relief measures to prevent the default or any part of the measures and measures to guarantee compulsory enforcement of the agreement. The provisions of this article shall not interfere with Party A’s right to take any other remedial measures according to the laws of the People's Republic of China.

十三．本协议可由甲方转让给甲方的子公司、分支机构或办事机构,当乙方在上述机构之间被调任时,本协议自动被转让至新的聘用单位而无需由乙方另行签署。或者如新的聘用单位提出要求,则双方协商重新签署新的协议。

XII. This agreement can be transferred to Party A's subsidiaries, branches or offices, when Party B is transferred between branches, this agreement shall be automatically be transferred to a new employing unit without having to be signed by Party B; if requested by the new work units, both sides shall negotiate to sign a new agreement.

十四、本协议作为乙方受聘于甲方的必备文件,经双方签章后在双方签订的《劳动合同》生效日生效。本协议用中文书写,正式文本两份,双方各执一份。

As an necessary documents for Party B’s employment by Party A, this agreement becomes effective after both sides sign or seal it. This agreement is written in Chinese. There are two copies of the official text was, and each party holds one.

十五、本协议中的所有条款的标题只是为了方便阅读,不能以任何形式作为对本协议的解释或影响本协议的含意。

The title of all terms in this agreement is only for the convenience of reading, and shall not be an interpretation of this agreement or in any way affect the meaning of this agreement.

十六、所有与本协议有关的通知、要求、请求、承认或其它通信均必须以书面形式作出,并由通知方亲自,通过快递或附有回执的挂号信,递交至以下列出的双方的地址(或该方向另一方以书面形式通知的其它地址)。所有有关本协议的通知、要求、请求、承认或其它通信的送达时间为:(1)亲自递送的情况下为实际递交时;(2)通过快递递交时为交给快递后的三(3)日后视为送达,如三(3)日内送达则以实际送达日为准;(3)如以挂号信(或寄往海外的航空信)的形式投递,则在寄出后的五(5)日后视为送达,如五(5)日内送达则以实际送达日为准。

All related notification, request, or other communication of this agreement must be made in written form, by notifying Party through delivery or receipt of the registered letter attached to the following listed of address of both sides (or Party A give written notice to the other party of the other address). The delivery time of all notices, demand, request, or other communications under this agreement, is: (1) the actual delivery date when delivered personally; (2) three days after delivery when delivered by Courier, or the actual delivery date if delivered within three days ; (3) five (5) days after mailing if delivered by registered mail or air mail sent to overseas) and the actual delivery date if delivered within five (5) days.

递交 甲方

Submit to Party A

地址:数海信息技术有限公司

Address: Shuhai Information Technology Co., Ltd收件人:

The recipient:

电话:

Tel:

传真:

Fax:

递交 乙方

Submit to Party B

地址: 北京市丰台区9号公馆

Address: No.9 Apartment, Fengtai District, Beijing City

电话:18600849987

Tel:18600849987

传真:

Fax:

十七．	本协议为劳动合同的附件,受中华人民共和国法律的管辖和保护并依其解释。若协议双方发生争议且协商不成,则任一方均可依法向当地劳动争议仲裁委员会申请仲裁;对仲裁裁决不服的,可以向具有管辖权的人民法院要求裁决。对于有关知识产权保护的规定发生争议的,也可直接向具有管辖权的人民法院起诉。

This agreement is an Annex of Labor contract, protected by the laws of the People's Republic of China, under the jurisdiction and shall be interpreted in accordance with the law of P.R. China. If there is a dispute between the parties and no settlement is reached, either party may apply to the local labor dispute arbitration committee for arbitration in accordance with the law; if either party is not satisfied with the arbitral award, it may require the people's court that has jurisdiction to decide. Disputes regarding the protection of intellectual property rights disputes can be directly filed to a people's court with jurisdiction.

甲方: 数海信息技术有限公司(盖章)

Party A: Shuhai Information Technology Co., Ltd (Seal)

代表: 刘志欣

Representative: Liu Zhixin

乙方(签字) 刘志欣

Party B(Signature)/s/ Zhixin Liu

日期:同主合同签署日期

Date: same as the signing date of the main contract